                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the

                                                    Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): August 28, 2006

                                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                                           on behalf of the
                                                 GMACM Home Equity Loan Trust 2006-HE3
                                        (Exact name of registrant as specified in its charter)

               Delaware                              333-131211-07                           41-1955181
    (State or other jurisdiction of            (Commission File Number)                     (IRS Employer
            incorporation)                                                               Identification No.)

                                      8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
                                          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (952) 832-7000
                                                     N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS

Item 8.01.        Other Events.

         The consolidated  financial  statements of Financial  Guaranty  Insurance Company ("FGIC") and subsidiaries as of December 31,
2005 and 2004,  and for each of the years in the  three-year  period  ended  December  31,  2005,  are  included in this Form 8-K.  The consolidated  financial  statements  of FGIC and  subsidiaries  as of  December  31,  2005  and  2004 and for each of the  years in the three-year  period ended  December  31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the  inclusion of their audit report on such  financial  statements  in this Form 8-K and to their being  referred to as  "Experts" in the  Prospectus
Supplement  relating to the GMACM Home Equity Loan Trust 2006-HE3,  Home Equity Loan-Backed Term Notes,  Series 2006-HE3,  are attached hereto,  as Exhibit 23.1.  The  consolidated  financial  statements of FGIC and  subsidiaries  as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

         In addition,  the unaudited  consolidated  financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).        Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Not applicable

(d)      Exhibits:

Exhibit
Number             Description
         23.1               Consent of Independent Registered Public Accounting Firm
         99.1               Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31,
                            2005.
         99.2               Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              RESIDENTIAL ASSET MORTGAGE
                                                              PRODUCTS, INC.

                                                              By:      /s/Patricia C. Taylor
                                                                   Name:    Patricia C. Taylor
                                                                   Title:   Vice President

Dated:  August 28, 2006

                                                             Exhibit Index

Exhibit No.                                 Description

  23.1                        Consent of Independent Registered Public Accounting Firm
  99.1                        Consolidated financial statements of FGIC and subsidiaries as of
                              December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.
  99.2                        Consolidated financial statements of FGIC and subsidiaries as of June
                              30, 2006 and for the three and six month periods ended June 30, 2006 and
                              2005.

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                                          GMACM Revolving Mortgage Equity Loan Trust, 1998-2
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NYLIB1/621285/2/10420/00289/ELLISENH/October 27, 1999 - 3:27
  Recipients of these Computational  Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
  SECURITIES,  PRICING ESTIMATES,  AND OTHER INFORMATION"  before using or relying on the information  contained herein. In addition, recipients of these  Computational  Materials may only use or rely on the information  contained herein if read in conjunction with the  related  Prospectus  and  Prospectus  Supplement.  If you have not  received  the  statement  described  above or the  related
  Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                              Page 7                    BEAR STEARNS

                                                             Exhibit 23.1

                                       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  reference  to our firm under the caption  "Experts"  in the  Prospectus  Supplement  of GMACM Home Equity Loan Trust
2006-HE3 for the registration of GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE3,  in the registration  statement on Form S-3
(No.  333-131211) and to the  incorporation by reference therein of our report dated January 23, 2006, with respect to the consolidated financial  statements of Financial Guaranty Insurance Company,  appearing in the Form 8-K of Residential Asset Mortgage Products,  Inc.
dated August 28, 2006, filed with the Securities and Exchange Commission.

                                                                                                                  /s/ Ernst & Young LLP

New York, New York
August 28, 2006

                                                             Exhibit 99.1

                                                           [See Attachment]

                                                             Exhibit 99.2

                                                           [See Attachment]